Related Parties Transactions	12 Months Ended
Dec. 31, 2022
Related Party Transactions [Abstract]
RELATED PARTIES TRANSACTIONS

NOTE 14 — RELATED PARTIES TRANSACTIONS

The liability to related party derives from a service agreement with the Company’s Founder under which the Company receives consulting services on recurring basis from the Founder as Chief Executive Officer indirectly through an entity controlled by the Founder (the “Service Provider”) for total current monthly gross amount of NIS 45 thousand. On March 14, 2022, the Company’s shareholders approved, among other matters, to renew the service agreement with the Founder for a period ending December 31, 2025.

On February 16, 2022, the Company entered into an addendum to the aforesaid service agreement with the Service Provider under which it was agreed that (i) the term of the service agreement with the Service Provider was extended to December 31, 2025 and (ii) the then current liability towards the Service Provider as was accrued for services rendered under the service agreement over a period commencing January 1, 2020 through the date hereof in total nominal amount of $357 (the “Current Liability”) will be paid in 18 equal installments (without an interest) starting on March 1, 2022 (the “Commencement Date”). However, in the event that the Company shall not have available sufficient funds in any such payment date from and after the Commencement Date to repay the installments of the Current Liability and/or the on-going fee owed to the Service Provider or in the event that the Company determines that according to the following 12-months period budget that it shall not have available sufficient funds to pay such installments and/or the on-going fee, then the Service Provider hereby agrees to postpone such payments owed to it until the Company will have such sufficient funds. Any unpaid on-going fee payments will be added to the Current Liability.

Since the liability towards the Founder was considered as free interest loan which did not represent the applicable rate of risk for the Company, the aforesaid addendum was accounted for as a capital contribution from a controlling shareholder. Thus, the liability towards the Founder was measured at fair value based on future cash payments discounted using an interest rate of 15.45% which represented the applicable rate of risk for the Company, as determined by management using the assistance of third-party appraiser. As a result, the Company recorded a discount on the balance of liability towards the Founder in total amount of $112 against additional paid-in capital (including in respect to amounts due for services period through fiscal year for 2022). The Company will record a discount expense over the economic life of the loan based on the effective interest rate method. As of December 31, 2022, management has updated the repayments schedule of the obligation based on its current projection of the availability of funds. Accordingly, the obligation is expected to be repaid over the following 24-months period.

The following tabular presentation reflects the reconciliation of the carrying amount of the Company’s Liability to related party, net during the years ended December 31, 2022, 2021 and 2020:

	Year ended December 31,
	2022	2021	2020
Opening balance	$345	$168	$—
Accrued liability in respect to additional services rendered	115	177	168
Recognition of capital contribution from a controlling shareholder	(112)	—	—
Amortization of discount relating to liability to related party	40	—	—
Closing balance	$388	$345	$168

Maturity dates:

	As of December 31,
	2022	2021
First year (current maturities)	$126	$345
Second year	262	—
Closing balance	$388	$345

The Company allocated the expenses related to the above service agreement and addendum as follows:

	Year ended December 31
	2022	2021	2020
Research and development	$42	$44	$82
Sales and marketing	42	44	58
General and administrative	83	89	108
	$167	$177	$248

The allocation was done based on the management estimation to reflect the contribution to the related activity.